UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 24, 2007
(Date of earliest event reported)

Frontier Financial Corporation
(Exact name of registrant as specified in its Charter)

Washington                                               000-15540                                                  91-1223535
(State or other jurisdiction                                (Commission                                          (IRS employer
of incorporation)                                               File Number)                                        identification No.)

332 SW Everett Mall Way, Everett, Washington  98204
(Address of principal executive offices)    (Zip Code)

(425) 514-0700
(Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 24, 2007, the Corporation released earnings information for the second quarter of 2007.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1           Press Release of Frontier Financial Corporation dated July 24, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frontier Financial Corporation
(Registrant)

Dated:  July 24, 2007

By: /s/ John J. Dickson
John J. Dickson
President & CEO